UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2013

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2013, Jefferies Group, Inc. (the “Company”) entered into two purchase agreements (the “Purchase Agreements”) with Jefferies & Company, Inc., as representative of the several underwriters identified in Schedule A to each Purchase Agreement, whereby the Company agreed to sell $600 million aggregate principal amount of its 5.125% Senior Notes due 2023 (the “2023 Notes”) and $400 million aggregate principal amount of its 6.50% Senior Notes due 204 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”) pursuant to the Company’s Shelf Registration Statement on Form S-3, as amended (File No. 333-181596). The closing occurred on January 18, 2013.

The foregoing summary of the Purchase Agreements is qualified in its entirety by reference to the text of the Purchase Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed with this report:

Number	Exhibit

4.1	Form of Global Note (2023 Notes).

4.2	Form of Global Note (2043 Notes).

4.3	Officers’ Certificate establishing the terms of the 2023 Notes.

4.4	Officers’ Certificate establishing the terms of the 2043 Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Purchase Agreement dated January 15, 2013 between Jefferies Group, Inc. and Jefferies & Company, Inc., as representative of the several underwriters identified in Schedule A thereto, relating to the 2023 Notes.

10.2	Purchase Agreement dated January 15, 2013 between Jefferies Group, Inc. and Jefferies & Company, Inc., as representative of the several underwriters identified in Schedule A thereto, relating to the 2043 Notes.

23.1	Consent of Opinion of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

By:	/s/ Roland T. Kelly
Name:	Roland T. Kelly
Title:	Assistant Secretary

Date: January 18, 2013

INDEX TO EXHIBITS

Number	Exhibit

4.1	Form of Global Note (2023 Notes).

4.2	Form of Global Note (2043 Notes).

4.3	Officers’ Certificate establishing the terms of the 2023 Notes.

4.4	Officers’ Certificate establishing the terms of the 2043 Notes.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

10.1	Purchase Agreement dated January 15, 2013 between Jefferies Group, Inc. and Jefferies & Company, Inc., as representative of the several underwriters identified in Schedule A thereto, relating to the 2023 Notes.

10.2	Purchase Agreement dated January 15, 2013 between Jefferies Group, Inc. and Jefferies & Company, Inc., as representative of the several underwriters identified in Schedule A thereto, relating to the 2043 Notes.

23.1	Consent of Opinion of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).